Acquisition	12 Months Ended
Dec. 31, 2012
Acquisition
2.	Acquisition

In February 2012, the Company purchased a perpetual software license and computer equipment from HOPS, a non-public Florida company, in a transaction valued at $3.68 million. The purchase agreement calls for a total of $4.0 million in cash payments to be made over an approximate 3 year period, beginning with an initial payment of $0.8 million which was made in February 2012, followed by quarterly payments of $0.3 million. As part of the transaction valuation, these payments were discounted to a present value using an estimate of our incremental borrowing rate.

The HOPS proprietary software platform provides data filtering services for government and commercial health plans to help identify improper payments made to health providers, and enhances our existing service offering in recovery of improper payments.

The purchase is being treated as a business combination for accounting purposes; the following table summarizes the estimated fair values of the assets acquired at the acquisition date (in thousands):

February 1, 2012
Computer equipment	$280
Perpetual license	3,250
Customer relationships	150

Total identifiable assets acquired	$3,680

The acquired intangible assets will be amortized over their estimated useful lives, which are 5 and 4 years for the perpetual license and customer relationships, respectively.

The following represents our pro forma Consolidated Statements of Income as if HOPS had been included in our consolidated results for the years ending December 31, 2012 and 2011 ( in thousands, except for per share data):

	For the year ended December 31,
	2012	2011
Total revenue	$211,329	$164,230

Net income available to common shareholders	$18,751	$3,715

Earnings per share attributable to common shareholders
Basic	$0.43	$0.09

Diluted	$0.39	$0.08